BLUEGREEN VACATIONS NOVEMBER 2018 INVESTOR PRESENTATION bluegreen vacations The Fountains ORLANDO, FLORIDA

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements based largely on current expectations of Bluegreen Vacations (“Bluegreen” or the "Company”), that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and can be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar meaning. The forward-looking statements in presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control.  We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. This presentation also contains information regarding the past performance of the Bluegreen Vacations, and you should note that prior or current performance is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the resort development and vacation ownership industries in which Bluegreen operates and others more specifically to Bluegreen. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value; risks inherent in the vacation ownership industry, including the risk that Bluegreen's marketing expenses will increase; the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise; the risk that Bluegreen may not achieve EBITDA growth or increased margins; the risk that revenue streams will not be recurring, long-term, or sustainable; risks related to what we perceive our competitive advantages, including that they may not be maintained or result in the benefits expected, risks related to growth opportunities and risks relating to the economic conditions generally or in the vacations ownership, rental, and travel industries; risks of adverse changes in relationships with strategic partners and other third parties; risks of decreased demand from purchasers or the ability to maintain an optimal inventory of VOI’s for sale; risks of changes in senior management; the risk that dividends on our common stock will not be declared at current levels or at all; the risk that acquisitions will not be successful; risks associated with the timing and success of sales office and resort expansions; the risk that the impact of hurricanes and other natural disasters may be material; and the risk that the Bluegreen's strategy to grow profitability and increase long-term value may not be realized as anticipated, if at all. Additional risks and uncertainties are described in Bluegreen’s filings with the Securities and Exchange Commission available to view on the SEC's website, www.sec.gov, and on Bluegreen Vacation's website, ir.bluegreenvacations.com/. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. Bluegreen Vacations cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise. bluegreen vacations 1

BLUEGREEN VACATIONS OVERVIEW Solara Surfside | Miami Beach, Florida (1)Data as of 9/30/18. (2)Last Twelve Month period ended 9/30/18. “Capital Light” business activities include sales of VOIs owned by third-party developers for which we are paid a commission and sales of VOIs that we purchase under just-in-time arrangements with third-parties or from secondary market sources. Reflects retrospective impact of ASU 2014-09 “Revenue from Contracts with Customers (Topic 606).” (3) See appendix for a reconciliation of Adjusted EBITDA to Net Income of $135 million for LTM period ended 9/30/18. 1994 Entered Vacation Ownership Industry 69 Resorts (1) 45 Club Resorts 24 Club Associate Resorts ~216,000 (1) Vacation Club Owners ~241,000(2) Tours Annually 70%(2) Capital-Light Revenue 49%+ (2) Sales to New Customers $743 million (2) Revenue $146 million (2) (3) Adjusted EBITDA  bluegreen vacations 2

The Vacation Ownership Industry Consistent Historical Industry Growth Vacation Ownership Industry Sales ($ in billions) 2009-2017 CAGR 5% $6.3 $6.4 $6.5 $6.9 $7.6 $7.9 $8.6 $9.2 $9.6 2009 2010 2011 2012 2013 2014 2015 2016 2017 Vacations are a Priority for Consumers US Leisure Spend ($ in billions) 2009-2017 CAGR 4% $465 $494 $518 $533 $551 $581 $596 $613 $632 2009 2010 2011 2012 2013 2014 2015 2016 2017   Sources: EY: State of the Vacation Timeshare Industry and Euromonitor bluegreen vacations 3

Potential Competitive Advantages Differentiated Target Demographic Significant Fee-Based VOI Sales Multiple Marketing Channels for New Owners Strong Net Owner Growth Balanced Approach to Growth Industry Innovator bluegreen vacations 4

A Leading Operator of “Drive-To” Vacation Ownership Resorts 85% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western US Bluegreen Club Resorts (42) Bluegreen Club Resorts – Big Cedar JV (3) Club Associate Resorts (24) Percent of Owner Population by State 6-9% 4-5% 2-3% < 2% Information as of 9/30/2018 bluegreen vacations 5

Éilan Hotel and Spa Acquisition Resort Details .165-guest room, boutique hotel located in San Antonio, Texas .Provides an experiential, luxury travel experience in the quintessential Texas hill country .Amenities include a spa, a resort-style pool, a state-of- the-art fitness center, tennis courts and virtual golf .Close proximity to local shopping, dining, entertainment, as well as the San Antonio Museum of Art, Texas Wine Country and a Six Flags theme park Investment Highlights .$34.3m purchase price; $27.5m loan ($24.3m at closing; $3.2m to fund improvements) .Aligned with our western expansion initiatives .Over 10% of Bluegreen owners live in Texas and surrounding states .Consistent with our “drive-to” strategy .Plans to locate a 13,000 square foot sales office at the resort (first phase opened August 2018) .Expected to leverage existing marketing platforms (seven Bass Pro Shops in Texas; expanded relationship with Choice Hotels) bluegreen vacations 6

New Orleans Expansion: The Marquee Resort Details The resort is located in New Orleans, approximately 1 mile from Bluegreen’s Club La Pension .Once renovations are complete, the property is expected to include 94 one, two, and three bedroom units; and amenities that include an owner’s lounge, fitness center, rooftop pool, and parking garage .Expected to include a frontline and inhouse sales office .Renovations are planned to feature an innovative design concept inspired by the theater district where the resort is located Investment Highlights. .Supports Capital Light Business strategy, with an existing Fee-Based Service Client .Expands our current presence in a highly desirable destination .Expected to expand sales distribution in a high potential market .Provides an opportunity to increase new owner growth bluegreen vacations 7

New York City Expansion: The Manhattan Club Resort Details .The resort is located in the heart of Midtown Manhattan .296 rooms, including penthouse, one-bedroom, two- bedroom and executive suites .Features a modern fitness center, business center and Owners’ lounge .Opportunity for sales expansion to New York Investment Highlights. Exclusive right(1), on a non-committed basis, to acquire remaining timeshare inventory at The Manhattan Club .Considered to be part of Bluegreen’s “capital-light” Secondary Market program through periodic purchases over time .Exclusive right(1) to acquire the management contract for The Manhattan Club resort in 2021 .Expands our current presence in a highly desirable destination .Expected to expand sales distribution in a high potential market .Provides an opportunity to increase new owner growth (1) Subject to the terms and conditions of the agreement bluegreen vacations 8

Large and Differentiated Owner Base Bluegreen Vacation Club Owners (in thousands) CAGR 4% 170 179 189 199 208 213 216 2012 2013 2014 2015 2016 2017 9/30/2018 Avg. Customer Household Income(1) ($ in thousands) $161 $155 $113 $77 ilg MARRIOTT VACATIONS WORLDWIDE HILTON GRAND VACATIONS bluegreen vacations Owner Age at Purchase (2) Millennial 27% Gen X 33% Baby Boomer 29% Silent Gen 4% Unknown 7%  (1)Above ILG, VAC, and HGV data from 2017, 2018 and 2016 investor presentations issued by each, respectively. (2)Represents owner age at time of purchase for all sales to new owners 1/1/14-9/30/18 The Innsbruck | Aspen, CO bluegreen vacations 9

Our Flexible Business Model Initial VOI Sale .First-time customer .Purchase of real-estate-backed points annually in perpetuity .Title fees Finance .Loans to qualified customers .Interest income .Mortgage servicing fees Management and Other Fee-Based Services .Resort management services .Club management .Other owner programs Additional VOI Purchases •Purchase of additional real-estate- backed points •Incremental financing, title, management and maintenance fees  (1)Excludes Other Income, net. (2)Includes just-in-time and secondary market inventory arrangements. Revenue LTM September 30, 2018 (1)  Capital-Light VOI Sales (2) and Fee Based Commissions 46% Management & Other Fee-Based Services 24% Consumer Financing 12% Developed VOI Sales 18% 70%+ Capital-Light bluegreen vacations 10

Capital-Light and Flexible Business Model  System-Wide Sales for the Last Twelve Months ended September 30, 2018 Predominantly Capital-Light 70% 30% Capital-Light Revenue Developed Revenue Well-Balanced Sales 49% 51% New Customer Sales Existing Owner Sales Cash and Interest Income 58% 42% Financed Sales Cash Sales (1) (1)Cash sales represent the portion of system-wide sales of VOIsthat is received from customers in cash within 30 days of purchase. bluegreen vacations 11

Bluegreen Vacation Club The Basics The Product Owner’s Focus Vacation Points Annually, in perpetuity Points Placed in Owner’s Account 2017 Average Transaction Size: $15,365 YTD 09/30/18 Average Transaction Size: $15,576 Legal Structure Deeded interest in a Bluegreen resort Simultaneous with VOI sale Deed Placed in Vacation Club Trust  bluegreen vacations 12

Bluegreen Vacation Club Owner Benefits The Bluegreen Vacation Club provides access to a variety of destinations and resort types Basic Ownership $139 annual Club dues (1) (100% of owners) 69 Resorts (2) RCI 4,300+ resorts in 110+ countries Significant Vacation Flexibility Including destination, length of stay and borrow-and-save options (3) Optional Traveler Plus Program $59.00 incremental annual fee (69% of owners participate) Choice Hotels Over 6,800 hotels in 35+ countries Cruise Packages Norwegian, Carnival, Crystal, Royal Caribbean, Holland America 43 Internal Direct Exchange Resorts Select Connection, Prizzma Additional Vacation Options Interval, Coast to Coast Discounts at various hotels, restaurants, retail and leisure establishments as well as rental car agencies  (1)Also requires annual payment of maintenance fees. (2)Information as of 9/30/18. (3)Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees. Bluegreen vacations 13

Diverse Inventory Sources



Cibola Vista Resort



The Innsbruck Aspen



Blue Ridge Village



The Fountains

	Fee-Based	Just-in-Time	Secondary	Developed
Description	Sales of VOIs owned by third-party developers and pursuant to which we are paid a commission	Sales of VOIs acquired from third-party developers in close proximity to when we intend to sell such VOIs	Sales of VOIs we acquire from HOAs or other owners typically at a significant discount to retail price	Sales of VOIs in resorts that we develop or acquire other than just-in-time and secondary market sales
% of YTD 9/30/2018 System-wide VOI sales	52%	4%	21%	24%
Cash cost / GAAP cost (1)	N.A.	~30% / ~30%	~5% / ~13%	~22% / ~13%
Revenue	65%-75% commission	System-wide VOI sales less allowance for loan loss		
Capital-efficient	✓	✓	✓	
Bluegreen owned		✓	✓	✓
Recurring financing interest income (2)		✓	✓	✓
Recurring mortgage servicing fees (2)	✓			
Recurring club and resort mgmt. fees	✓	✓	✓	✓
Title and escrow fees	✓	✓	✓	✓

bluegreenvacations®

(1) As a percentage of sales. Representative amounts.
(2) On sales financed by us or the third party developer

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Vacation Package Marketing Process 1 Package Sales Vacation Packages >245,000 (1) 2 Activation Campaign Management >8 million Emails (1) 3 Reservation, Activation & Confirmation >871,000 Inbound Calls and >435,000 Outbound calls (1) 4 Preview Centers >138,000 Previews(1) 5 VOI Sales Over $300 million during 2017 (1)During 2017. Bluegreen vacations 15

Sales & Marketing Driven Business

224,000+
Vacation Packages Sold Annually (1)

241,000+
Annual Tours
(New Customer & Existing Owners) (1)

$630 Million+
System-Wide VOI Sales (1)

~216,000
Vacation Club Owners (2)



Vacation Packages & Leads
Bass Pro Shops
CHOICE
Tanger Outlets | Premium Outlets | Simon Malls
Tours
Sales
In-House Tours
Owners

Marketing Mix by % of Sales (1)



Other New Customer 28%
Existing Owners 51%
Choice 7%
Bass Pro 14%
New Customer Sales
Existing Owner Sales

(1) Last twelve month period ended 9/30/18.
(2) As of 9/30/18.

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Strategic Relationships Bluegreen has multiple channels intended to drive sales within our core demographic CHOICE HOTELS •Extended strategic alliance through 2032 •Expanded opportunities in Choice marketing relationship •Currently 38 Bluegreen Vacations resorts are included in Choice’s upscale Ascend Hotel Collection portfolio of unique, boutique and historic independent hotels and resorts. Bass Pro Shops Cabela’s •One-way, exclusive in-store Bass Pro marketing relationship •Operate kiosks in 69 Bass Pro stores •Virtual reality pilot program launched in Bass Pro stores in Memphis, TN and Springfield, MO •Bass Pro and Cabela’s merger expected to provide further opportunities for growth Tanger Outlets Simon Malls Premium Outlets  •Active in 22 outlet malls in proximity to Bluegreen resorts •Sell vacation packages to entice prospective owners to tour Bluegreen preview centers  bluegreen vacations 17

Long-standing, Strategic Relationship with Bass Pro

Bass Pro Marketing Relationship

- Leading experiential retailer
- Unilateral exclusive marketing rights
- On-site kiosks in 69 Bass Pro stores
- Access to customer database, catalog and website
- 18-year relationship
- Contract through 2025



Annual visitors in millions for comparison
73 (1)
84 (2)
120 (3)



Bass Pro Shops
Big Cedar Joint Venture

Big Cedar JV

(51% Bluegreen Ownership)

- 3 premier wilderness-themed resorts
- On-site sales centers
- Perpetual agreement



Number of Vacation Ownership Units (4)
546
606
639
Dec-15
Dec-16
Dec-17

(1) 2017 MLB regular season attendance.
(2) Themed Entertainment Association: Global Attractions Attendance Report – 2017.
(3) Bass Pro Shops Data.
(4) At resorts developed by Bluegreen/Big Cedar Vacations LLC.

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. Extensive Reach of Vacation Package Sales Locations Through Various Channels (1) Bass Pro Shops Tanger Outlets Premium Outlets Simon Malls Percent of Owner Population by State 6-9% 4-5% 2-3% < 2%  (1)As of 9/30/18 bluegreen vacations 19

Bass Pro Cabela‘s Acquisition Provides Further Opportunity (1) (2) Bass Pro Shops Tanger Outlets Premium Outlets Simon Malls Cabela’s Percent of Bluegreen Onwers by State 6-9% 4-5% 2-3% < 2%  (1)As of 9/30/18 (2)Assumes that Cabela locations are operated as a part of Bass Pro. Bluegreen vacations 20

In-Store Vacation Package Sales Innovation Bass Pro Outdoor Traveler Kiosk Virtual Reality Enabled Store-in-Store *Currently in two test Bass Pro locations in Springfield, MO and Memphis, TN bluegreen vacations 21

Choice Hotels Choice Hotels Choice Privileges Rewards #1 Hotel Program #2 Hotel Program •Bluegreen Vacations is the official vacation ownership provider of Choice Hotels •Exclusive relationship since 2013, renewed in 2017 for 15+ years  •World’s second largest hotel company (1) •Industry’s fastest growing loyalty program with 35 million members (2) •Only hotel company on 2017 Forbes list of 100 top innovative companies •“Soft-branded” 38 Bluegreen resorts into Choice’s Ascend Hotel Collection •Close demographic match with Bluegreen Choice Privileges Membership (2) 2009-2017 CAGR: 17% (Members in millions) 0 5 10 15 20 25 30 35 40 10 12 14 17 19 22 25 30 35 2009 2010 2011 2012 2013 2014 2015 2016 2017 (1)In terms of units. (2)Choice Hotels company filings bluegreen vacations 22

Expanded Choice Hotels Marketing Alliance Provides Growth Opportunity Choice Hotels Previous Marketing Channel Calls Quality Leads Current Marketing Channels Calls Site Visits Digital Impressions Guests Loyalty Members Emails Quality Leads bluegreen vacations 23

2018 Digital Initiatives Self Service Capabilities Localized Experiences at Resorts Enhanced Experiences at Sales Centers Personalized Digital Marketing History Buff Outdoor Enthusiast Traveling Foodie bluegreen vacations 24

3Q18 HIGHLIGHTS 1 Grew earnings per share by 3.8%(1) to $0.27 for third quarter 2018 2 Grew 3Q18 system-wide sales by 1.1% to $173.3 million, or 4.5% assuming the estimated $5.8 million impact of Hurricane Florence 3 Improved average sales price per transaction and sales volume per guest by 6.2% and 4.9%, respectively 4 Increased resort operations and club management revenue by 13.7% 5 Subsequent to quarter end, completed a $117.7 million securitization of investment- grade vacation ownership loan-backed notes 6 Entered into an agreement to acquire inventory at The Manhattan Club, completed the installation of an upgraded sales and inventory system and opened a sales office at the recently acquired Éilan Hotel & Spa in San Antonio, Texas (1)See appendix for reconciliation bluegreen vacations 25

THIRD QUARTER(1) PERFORMANCE ($ in millions, except per share data) System-Wide Sales of VOIs$171.4 $173.3 $160 $165 $170 $175 $180 3Q 2017 3Q 2018 1.1% Total Revenues $195.2 $202.2 $180 $190 $200 $210 3Q 2017 3Q 2018 3.6% Adjusted EBITDA (2) $39.1 $34.9 $30 $35 $40 $45 3Q 2017 3Q 2018 (10.7)% Earnings Per Share $0.26 $0.27 $0.22 $0.24 $0.26 $0.28 $0.30 3Q 2017 3Q 2018 3.8% (1)Three months ended 9/30/18. (2)See appendix for reconciliations.  Bluegreen vacations 26

YEAR TO DATE(1)PERFORMANCE($ in millions, except per share data) System-Wide Sales of VOIs $467.3 $478.1 $450 $455 $460 $465 $470 $475 $480 YTD 2017 YTD 2018 2.3% Total Revenues $544.9 $564.7 $530 $540 $550 $560 $570 YTD 2017 YTD 2018 3.6% Adjusted EBITDA (2) $114.8 $110.1 $100 $105 $110 $115 $120 YTD 2017 YTD 2018 (4.1)% Earnings Per Share $0.85 $0.91 $0.80 $0.85 $0.90 $0.95 YTD 2017 YTD 2018 7.1% (1)Nine months ended 9/30/18. (2)See appendix for reconciliations. Bluegreen vacations 27

THIRD QUARTER(1)RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $39.1 $44.5 $36 $38 $40 $42 $44 $46 3Q 2017 3Q 2018 13.7% Financing Revenue: Interest Income $19.9 $20.0 $18 $19 $19 $20 $20 $21 $21 3Q 2017 3Q 2018 0.1% Other Recurring Revenue $2.4 $3.5 $1.4 $1.5 $0 $1 $2 $3 $4 $5 $6 3Q 2017 3Q 2018 Title Revenue Mortgage Servicing Revenue $3.8 $5.0 32.3%  (1)Three months ended 9/30/18. Bluegreen vacations 28

YEAR TO DATE(1)RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $113.2 $127.3 $105 $110 $115 $120 $125 $130 YTD 2017 YTD 2018 12.5% Financing Revenue: Interest Income $59.9 $59.3 $50 $52 $54 $56 $58 $60 $62 $64 YTD 2017 YTD 2018 (1.1)% Other Recurring Revenue

$10.9 $9.4 $3.8 $4.4 $0 $2 $4 $6 $8 $10 $12 $14 $16 YTD 2017 YTD 2018 Title Revenue Mortgage Servicing Revenue $14.7 $13.8 (6.7)% (1)Nine months ended 9/30/18. Bluegreen vacations 29

STRONG LIQUIDITY POSITION ($ in millions) LIQUIDITY POSITION Unrestricted Cash $197.3 $195.4 $190 $192 $194 $196 $198 $200 12/31/2017 9/30/2018 Free Cash Flow(1) $39.3 $21.4 $10 $15 $20 $25 $30 $35 $40 $45 $50   YTD 2017 YTD 2018 Availability(2) Under Credit Lines $219.6 $122.8 $80 $100 $120 $140 $160 $180 $200 $220 $240  12/31/17 9/30/18 (1)Nine months ended 9/30/18. (2)Subject to eligible collateral and terms and conditions of each facility LIQUIDITY PROFILE. .As of September 30, 2018, Bluegreen had total availability(1)of $122.8 million under its $365.0 million of credit and receivable purchase facilities .Non-receivable-backed debt to equity of 0.44:1 at 9/30/18 vs 0.39:1 at 12/31/17 .Strong track record of producing free cash flow (“FCF”) and significant cash on hand .Tax reform contributing to FCF in 2018 .Renewed revolving timeshare receivables hypothecation facility with Pacific Western Bank .Subsequent to quarter end, completed $117.7 million securitization of investment-grade vacation ownership loan-backed notes bluegreen vacations 30

Free Cash Flow Detail (1)

(In millions)

	Year Ending December 31, 2016	Year Ending December 31, 2017	LTM 9/30/2018	9 Mos. Ended September 30, 2017	9 Mos. Ended September 30, 2018
Net Income Before Non-Controlling Interest	$ 85	$ 138	$ 146	$ 70	$ 78
Change in Notes Receivable	(59)	(47)	(65)	(30)	(48)
Change in Inventory	(18)	(43)	(35)	(31)	(23)
Plus: Income Tax Provision	40	(3)	(16)	38	25
Less: Income Tax Payments	(27)	(41)	(23)	(41)	(23)
Change in Other Working Capital items	22	-	(11)	(1)	(12)
Other Operating Cash Flow items (2)	69	62	67	43	48
Net Cash Provided by Operating Activities	$ 112	$ 66	$ 63	$ 48	$ 45
Sales office expansion, IT and other PP&E, net	(7)	(14)	(29)	(9)	(24)
Free Cash Flow	$ 105	$ 52	$ 34	$ 39	$ 21

	2016	2017	LTM 9/30/2018	9 Mos. 2017	9 Mos. 2018
Inventory Spend Detail:					
Capital-Efficient Inventory:					
Secondary Market	$ (7)	$ (14)	$ (12)	$ (10)	$ (8)
Just-in-Time	(11)	(18)	(13)	(11)	(6)
Developed Inventory:					
Inventory Development - Big Cedar Joint Venture	(18)	(22)	(20)	(19)	(17)
Inventory Development - Other(3)	(9)	(6)	(16)	(2)	(12)
Total Inventory Spending	$ (45)	$ (60)	$ (61)	$ (42)	$ (43)
Total Inventory Spending	$ (45)	$ (60)	$ (61)	$ (42)	$ (43)
Cost of VOIs Sold	$ 27	$ 17	$ 26	$ 11	$ 20
Change in Inventory	$ (18)	$ (43)	$ (35)	$ (31)	$ (23)

(1) Free cash flow is a non-GAAP financial measure. See reconciliation to Net Cash Provided by Operating Activities, above. Prior years have not been adjusted for impact of "Revenue from Contracts with Customers (Topic 606)", however such standard would have no material impact on net cash results above.
(2) Adjustment for non-cash income statement items (e.g., depreciation, amortization, provision for loan losses) and other.
(3) Excludes $24.3 million of the acquisition of the Eilan Hotel & Spa as such amount was borrowed in connection with the purchase.

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Multiple Sources for Revenue

($ in millions)

Sales of VOIs and Financing (2)

System-Wide Sales

VOI Sales Revenue

Revenue source	Drivers	
System-Wide VOI Sales, net (1)	# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size	Multiple levers to achieve target results
Fee-Based Sales Commission Revenue	Fee-based VOI Sales ✖ % Commission	Asset-light source of revenue
Non-Fee-Based VOI Sales Revenue	Non-Fee-Based VOI Sales − Allowance For Loan Loss	Programmatic conversion to revenue
Interest Income (4)	Consumer Finance Receivables ✖ Average Coupon	Average FICO of 724(3)
Resort Operations and Club Management	Number of Resorts & Club Members	Recurring and growing income stream



System-Wide VOI Sales (1)
$614
$619
$630
2016
2017
LTM 9/30/2018
Commissions Revenue
$202
$229
$218
2016
2017
LTM 9/30/2018
Non-Fee-Based VOI Sales Revenue
$274
$242
$261
2016
2017
LTM 9/30/2018
Interest Income on VOI Notes Receivable Portfolio
$81
$80
$79
2016
2017
LTM 9/30/2018
Segment Revenue
$139
$150
$164
2016
2017
LTM 9/30/2018

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimate for uncollectible VOI notes receivable.
(2) Excluding mortgage servicing revenue of $3.8 million, $5.2 million and $5.8 million in 2016, 2017 and LTM ending September 30, 2018 respectively. Also excludes title revenues of $13.8 million, $14.7 million and $13.2 million in 2016, 2017 and Last Twelve Months ending September 30, 2018, respectively.
(3) Weighted-average FICO score in 2017 after a 30-day, "same as cash" period after the point of sale.
(4) Excludes non-financing interest income.

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VOI Sales Finance Business YTD 9/30/18 Net Interest Spread ($ in millions) $59 $0 $45 ($14) Interest Income on VOI Notes Receivable Portfolio - Interest Expense on Receivable-Backed Debt - Net Mortgage Servicing Expenses = Financing Revenue FICO Profiles 12/31/16(2) 43% 600-699 52% 700+ 5% <600 Average FICO score of 712(3)  12/31/17(4) Average FICO score of 724(3) 55% 700+ 42% 600-699 3% <600 •Seller-financing for up to 90% of purchase price •Facilitates VOI sales and earns net interest spread •Weighted average interest rate: 15.2%(1) •In-house servicing team Average Annual Default Rate 7.50% 8.50% 8.41% 2016 2017 LTM 9/30/2018 (1)As of 9/30/18. Rate depends on FICO score, down payment, existing ownership and ACH participation. (2)FICO scores for VOI notes receivable outstanding on 12/31/16; excludes obligors with no FICO score. (3)Weighted-average FICO score for originations after a 30-day, “same as cash” period from the point of sale. (4)FICO scores for VOI notes receivable outstanding on 12/31/17; excludes obligors with no FICO score.  Bluegreen vacations 33

Securitization History and OtherVOI Notes Receivable Credit Facilities Recent Securitization History ($ in millions) 2018-A 2017-A 2016-A 2015-A 2013-A 2012-A Initial Loan Balance $117.7 $120.2 $130.5 $117.8 $110.6 $100.0 Advance Rate 87.20% 88.00% 90.00% 94.25% 93.75% 89.50% Weighted Avg. Interest Rate 4.02% 3.12% 3.35% 3.02% 3.20% 2.94% Stated Maturity 2034 2032 2031 2030 2028 2027 Weighted Avg. FICO Score 718 713 707 708 710 714 Securitization History 2018-A $118 $118 2017-A 120 89 2016-A 131 68 2015-A 118 48 2013-A 111 30 2012-A 100 17 2010-A 108 0 BXG Legacy 2010 27 0 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 2004-A (GE) 39 0 2002-A 170 0 Total $1,904 $370 ~$103Million of Available VOI Notes Receivable Liquidity(2) KeyBank / DZPurchase Facility Liberty Bank Facility Quorum Purchase Facility NBA Facility Pacific WesternBank Facility $17 $40 $40 $40 $50 $23 $30 $10 $10 $30 $40 $70 $50 $50 $80 Outstanding Availability  (3) (1)As of 9/30/18, except for 2018-A, which closed in October 2018. (2)As of 9/30/18. Excludes availabilityat 9/30/18 under the corporate credit line ($20 million of availability). (3)Subject to eligible collateral and other applicable terms and conditions. Bluegreen vacations 34

Potential Growth Drivers Product & Geographic Expansion Northeastern and Western Expansion Enhanced Digital Presence Strategic M&A And Fee-Based Development Process Improvements Focus on Efficiency New Customer Growth Expanded Marketing Relationships Enhanced Digital Presence bluegreen vacations 35

APPENDIX The club at Big Bear Village BIG BEAR LAKE, CALIFORNIA

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(In thousands, except per share data)

	For the Three Months Ended September 30, 2018	For the Three Months Ended September 30, 2017 *As Adjusted	For the Nine Months Ended September 30, 2018	For the Nine Months Ended September 30, 2017 *As Adjusted
Revenues:				
Gross sales of VOIs	$ **85,151**	$ 73,402	$ **231,338**	$ 209,585
Estimated uncollectible VOI notes receivable	**(14,453)**	(10,949)	**(35,926)**	(33,491)
Sales of VOIs	**70,698**	62,453	**195,412**	176,094
Fee-based sales commission revenue	**61,641**	69,977	**167,581**	179,046
Other fee-based services revenue	**31,057**	27,386	**89,472**	83,442
Cost reimbursements	**16,900**	14,097	**47,157**	40,660
Interest income	**21,531**	21,296	**63,771**	65,673
Other income, net	**378**	—	**1,269**	—
Total revenues	**202,205**	195,209	**564,662**	544,915
Costs and expenses:				
Cost of VOIs sold	**11,237**	6,444	**19,838**	11,352
Cost of other fee-based services	**19,937**	17,182	**53,983**	48,663
Cost reimbursements	**16,900**	14,097	**47,157**	40,660
Selling, general and administrative expenses	**112,407**	114,934	**315,535**	312,257
Interest expense	**9,208**	8,058	**25,470**	23,779
Other expense, net	**—**	119	**—**	120
Total costs and expenses	**169,689**	160,834	**461,983**	436,831
Income before non-controlling interest and provision for income taxes	**32,516**	34,375	**102,679**	108,084
Provision for income taxes	**8,443**	12,584	**24,997**	38,487
Net income	**24,073**	21,791	**77,682**	69,597
Less: Net income attributable to non-controlling interest	**3,585**	3,251	**9,509**	9,418
Net income attributable to Bluegreen Vacations Corporation shareholders	$ **20,488**	$ 18,540	$ **68,173**	$ 60,179
Comprehensive income attributable to Bluegreen Vacations Corporation shareholders	$ **20,488**	$ 18,540	$ **68,173**	$ 60,179

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*See Note 2: Significant Accounting Policies within the September 30, 2018 quarterly report on Form 10-Q for further discussion.

(1) The calculation of basic and diluted earnings per share and cash dividends declared per share for the 2017 periods reflects the stock split effected in connection with our initial public offering during November 2017 as if the stock split was effected January 1, 2017. See Note 1: Organization and Basis of Presentation within the September 30, 2018 quarterly report on Form 10-Q for further discussion.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (In thousands, except per share data) For the Three Months Ended September 30, 2018 2017 *As Adjusted For the Nine Months Ended September 30, 2018 2017 *As Adjusted Earnings per share attributable to Bluegreen Vacations Corporation shareholders - Basic and diluted $0.27 $0.26 (1)$0.91$0.85(1) Weighted average number of common shares outstanding: Basic and diluted 74,734 70,998 (1)74,734 70,998 (1) Cash dividends declared per share $0.15 $0.28 (1)$0.45 $0.56 (1) *See Note 2: Significant Accounting Policies within the September 30, 2018 quarterly report on Form 10-Q for further discussion. (1)The calculation of basic and diluted earnings per share and cash dividends declared per share for the 2017 periods reflects the stock split effected in connection with our initial public offering during November 2017 as if the stock split was effected January 1, 2017. See Note 1: Organization and Basis of Presentation within the September 30, 2018 quarterly report on Form 10-Q for further discussion. Bluegreen vacations 38

CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	For the Nine Months Ended September 30, 2018	2017 *As Adjusted
Operating activities:		
Net income	$ 77,682	$ 69,597
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation and amortization	11,852	10,559
Loss on disposal of property and equipment	—	428
Provision for loan losses	35,866	32,066
Provision (benefit) for deferred income taxes	2,730	(5,669)
Changes in operating assets and liabilities:		
Notes receivable	(48,492)	(29,526)
Prepaid expenses and other assets	(23,386)	(17,736)
Inventory	(23,405)	(30,707)
Accounts payable, accrued liabilities and other, and deferred income	12,895	19,677
Net cash provided by operating activities	45,742	48,689
Investing activities:		
Purchases of property and equipment	(24,347)	(9,380)
Net cash used in investing activities	(24,347)	(9,380)
Financing activities:		
Proceeds from borrowings collateralized by notes receivable	114,756	170,030
Payments on borrowings collateralized by notes receivable	(103,578)	(164,331)
Proceeds from borrowings collateralized by line-of-credit facilities and notes payable	50,042	30,000
Payments under line-of-credit facilities and notes payable	(36,717)	(32,968)
Payments of debt issuance costs	(385)	(3,217)
Distributions to non-controlling interest	(4,900)	(3,920)
Dividends paid	(33,631)	(40,000)
Net cash used in financing activities	(14,413)	(44,406)
Net increase (decrease) in cash and cash equivalents and restricted cash	6,982	(5,097)
Cash, cash equivalents and restricted cash at beginning of period	243,349	190,228
Cash, cash equivalents and restricted cash at end of period	$ 250,331	$ 185,131
Supplemental schedule of operating cash flow information:		
Interest paid, net of amounts capitalized	$ 22,437	$ 19,715
Income taxes paid	$ 22,856	$ 41,087
Supplemental schedule of non-cash investing and financing activities:		
Acquisition of inventory, property, and equipment for notes payable	$ 24,258	$ —

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* See Note 2: Significant Accounting Policies within the September 30, 2018 quarterly report on Form 10-Q for further discussion.

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, 2018 December 31, 2017 *As Adjusted ASSETS Cash and cash equivalents $195,439 $197,337 Restricted cash ($17,081 and $19,488 in VIEs at September 30, 2018 and December 31, 2017, respectively) 54,892 46,012 Notes receivable, net ($308,221 and $279,188 in VIEs at September 30, 2018 and December 31, 2017, respectively) 439,484 426,858 Inventory 325,532 281,291 Prepaid expenses 15,733 10,743 Other assets 70,498 52,506 Intangible assets, net 61,878 61,978 Loan to related party 80,000 80,000 Property and equipment, net 93,536 74,756 Total assets $1,336,992 $1,231,481 LIABILITIES AND SHAREHOLDERS' EQUITY Liabilities Accounts payable $19,822 $22,955 Accrued liabilities and other 94,729 77,317 Deferred income 15,509 16,893 Deferred income taxes 91,696 88,966 Receivable-backed notes payable-recourse 97,770 84,697 Receivable-backed notes payable-non-recourse (in VIEs) 335,680 336,421 Lines-of-credit and notes payable 137,834 100,194 Junior subordinated debentures 71,147 70,384 Total liabilities 864,187 797,827 Commitments and Contingencies - See Note 8 Shareholders' Equity Common stock, $.01 par value, 100,000,000 shares authorized; 74,734,455 shares issued and outstanding at September 30, 2018 and December 31, 2017747 747 Additional paid-in capital 274,366 274,366 Retained earnings 150,062 115,520 Total Bluegreen Vacations Corporation shareholders' equity 425,175 390,633 Non-controlling interest 47,630 43,021 Total shareholders' equity 472,805 433,654 Total liabilities and shareholders' equity $1,336,992 $1,231,481  *See Note 2: Significant Accounting Policies within the September 30, 2018 quarterly report on Form 10-Q for further discussion. bluegreen vacations 40

ADJUSTED EBITDA RECONCILIATION (In thousands) For the Three Months Ended September 30, 2018 2017 For the Nine Months Ended September 30, 2018 2017 (in thousands) Net income attributable to shareholders $20,488 $18,540 $68,173 $60,179 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 3,585 3,251 9,509 9,418 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (3,637) (3,209) (9,521) (9,183) Loss on assets held for sale 18 4 9 44 Add: depreciation and amortization 3,169 2,420 9,087 7,089 Less: interest income (other than interest earned on VOI notes receivable) (1,407) (1,292) (4,222) (5,487) Add: interest expense-corporate and other 4,207 3,544 11,136 10,415 Add: franchise taxes 56 72 180 127 Add: provision for income taxes 8,443 12,584 24,997 38,487 Corporate realignment cost — 3,216 751 3,679 Total Adjusted EBITDA $34,922 $39,130 $110,099 $114,768 bluegreen vacations 41

ADJUSTED EBITDA RECONCILIATION (In thousands) For the Twelve Months Ended September 30, 2018 Net income attributable to shareholders $134,577 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 12,851 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (12,823) Loss on assets held for sale 11 Add: depreciation and amortization 11,630 Less: interest income (other than interest earned on VOI notes receivable) (5,609) Add: interest expense-corporate and other 12,889 Add: franchise taxes 231 Less: benefit for income taxes (15,835) Corporate realignment cost 2,908 One time payment to Bass Pro 4,781 Total Adjusted EBITDA $145,611  bluegreen vacations 42

SYSTEM-WIDE-SALES RECONCILIATION (In thousands) For the Three Months Ended September 30, 2018 2017 For the Nine Months Ended September 30, 2018 2017(in thousands) Gross sales of VOIs $85,151 $73,402 $231,338 $209,585 Add: Fee-Based sales 88,155 97,963 246,773 257,756 System-wide sales of VOIs $173,306 $171,365 $478,111 $467,341 bluegreeen vacations 43

OTHER FINANCIAL DATA (In thousands) For the Three Months Ended September 30, 2018 2017 For the Nine Months Ended September 30, 2018 2017 Financing Interest Income $20,009 $19,908 $59,281 $59,929 Financing Interest Expense (5,001) (4,514) (14,334) (13,364) Non-Financing Interest Income 1,522 1,388 4,490 5,744 Non-Financing Interest Expense (4,207) (3,544) (11,136) (10,415) Mortgage Servicing Income 1,454 1,366 4,369 3,783 Mortgage Servicing Expense (1,419) (1,359) (4,351) (4,116) Title Revenue 3,491 2,373 9,355 10,927 Title Expense (1,227) (1,252) (3,584) (3,678) bluegreen vacations 44